EXHIBIT 10.4

AMENDMENT NO. 3

TO

CREDIT AGREEMENT

This AMENDMENT NO. 3 to the CREDIT AGREEMENT (as defined below), dated as of March 19, 2010 (this “Amendment No. 3”), is entered into among HD SUPPLY, INC., a Delaware corporation, (as successor by merger to HDS ACQUISITION SUBSIDIARY, INC., a Delaware corporation) (the “Borrower”), MERRILL LYNCH CAPITAL CORPORATION, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders, HDS Holding Corporation, the Guarantors and the Lenders party hereto (the “Lenders”), and amends the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Credit Agreement dated as of August 30, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) was entered into among the Borrower, the several lenders from time to time parties thereto, the Administrative Agent and JPMORGAN CHASE BANK, N.A., as Issuing Lender;

WHEREAS, the Borrower has requested and certain Term Loan Lenders have agreed to extend the maturity of their Term Loans;

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, Banc of America Securities LLC, GE Capital Markets, Inc., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC have agreed to act as joint lead arrangers and joint bookrunners in connection with Amendment No. 3;

WHEREAS, the Borrower has requested that THD consent to the amendment of certain provisions of the Credit Agreement as described below in Section One; and

WHEREAS, Section 10.1 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE Amendments.

(a) The following definitions shall be added in proper alphabetical sequence to Section 1.1 of the Credit Agreement:

(i) “Amendment No. 3”: Amendment No. 3 to this Agreement, effective as of the Third Amendment Effective Date.

(ii) “Extended Term Loan”: each Term Loan converted to an Extended Term Loan on the Third Amendment Effective Date pursuant to Amendment No. 3, the final maturity date of which is the Extended Term Loan Maturity Date.

(iii) “Extended Term Loan Maturity Date”: March 1, 2014; provided that, to the extent that THD provides a written notice (which notice may be given more than once) to the Administrative Agent on or prior to February 15, 2014 that it has elected to extend the THD Guarantee to a date beyond March 1, 2014 (or the then current Extended Term Loan Maturity Date), the Extended Term Loan Maturity Date shall automatically (and without the consent of any Lender) be extended to the date set forth in such notice (but not later than June 1, 2014).

(iv) “Non-Extended Term Loan”: each Term Loan other than an Extended Term Loan, the final maturity date of which is the Non-Extended Term Loan Maturity Date.

(v) “Non-Extended Term Loan Maturity Date”: August 30, 2012.

(vi) “Third Amendment Effective Date”: March 19, 2010.

(b) The definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

“Applicable Margin”: (1) with respect to all periods to but not including the Third Amendment Effective Date, the rate(s) per annum as in effect from time to time under the Agreement prior to the Third Amendment Effective Date, and (2) with respect to all periods commencing on and after the Third Amendment Effective Date, (i) with respect to ABR Loans (and any interest rate determined with reference thereto), (A) 0.25% per annum in the case of Non-Extended Term Loans and in the case of calculations under subsection 3.1(c)(z), (B) 1.75% per annum in the case of Extended Term Loans, and (C) 3.00% per annum in the case of Revolving Loans and (ii) with respect to Eurocurrency Loans, (A) 1.25% per annum in the case of Non-Extended Term Loans, (B) 2.75% per annum in the case of Extended Term Loans and (C) 4.00% per annum in the case of Revolving Loans.

(c) The definition of “Disqualified Stock” is hereby amended by inserting the word “Extended” immediately prior to the phrase “Term Loan Maturity Date”.

(d) The definition of “Interest Period” is hereby amended by replacing clause (ii) of the proviso in its entirety as follows:

“(ii) any Interest Period that would otherwise extend beyond (A) the Non-Extended Term Loan Maturity Date (in the case of Non-Extended Term Loans) shall end on the Non-Extended Term Loan Maturity Date, (B) the Extended Term Loan Maturity Date (in the case of Extended Term Loans) shall end on the Extended Term Loan Maturity Date or (C) Revolving Facility Maturity Date (in the case of Revolving Loans) shall end on the Revolving Facility Maturity Date;”

(e) The definition of “Junior Capital” is hereby amended by replacing the words “Revolving Facility Maturity Date” with the words “Extended Term Loan Maturity Date”.

(f) The definition of “Term Loan” is hereby amended and restated in its entirety as follows:

“Term Loan”: as defined in subsection 2.5(a); and collectively the “Term Loans”; it being understood that each Term Loan shall be either an Extended Term Loan or a Non-Extended Term Loan.”

(g) The definition of “Term Loan Maturity Date” is hereby deleted in its entirety.

(h) Section 2.6(a) is hereby amended by inserting the following at the end of the first sentence thereof:

“; provided that in the case of any such request by any Term Loan Lender made in connection with Amendment No. 3, such Term Loan Lender shall return to the Borrower any Term Note previously delivered to such Term Loan Lender pursuant to this subsection 2.6(a).”

(i) Section 2.6(b) is hereby amended and restated in its entirety as follows:

“(b) Amortization. (i) The aggregate Term Loans of all the Term Loan Lenders shall be payable in consecutive quarterly installments beginning December 31, 2007 up to and including (x) the Extended Term Loan Maturity Date (in the case of the Extended Term Loans) and (y) the Non-Extended Term Loan Maturity Date (in the case of the Non-Extended Term Loans), in each case (subject to reduction as provided in subsection 3.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Non-Extended Term Loan Maturity Date or the Extended Term Loan Maturity Date, as applicable	0.25% of the original aggregate principal amount of the Term Loans

(ii) In addition, (x) on the Non-Extended Term Loan Maturity Date, all unpaid aggregate principal amounts of any outstanding Non-Extended Term Loans shall be payable and (y) on the Extended Term Loan Maturity Date, all unpaid aggregate principal amounts of any outstanding Extended Term Loans shall be payable.

(j) Section 3.2(a) is hereby amended by restating clause (ii) of the second proviso in its entirety as follows:

“(ii) no Loan may be converted into a Eurocurrency Loan after the date that is one month prior to the Revolving Facility Maturity Date (in the case of conversions of Revolving Loans), the Non-Extended Term Loan Maturity Date (in the case of conversions of Non-Extended Term Loans) or the Extended Term Loan Maturity Date (in the case of conversions of Extended Term Loans).”

(k) Section 3.2(b) is hereby amended by restating clause (ii) of the first proviso in its entirety as follows:

“(ii) after the date that is one month prior to the Revolving Facility Maturity Date (in the case of continuations of Revolving Loans), the Non-Extended Term Loan Maturity Date (in the case of continuations of Non-Extended Term Loans) or the Extended Term Loan Maturity Date (in the case of continuations of Extended Term Loans),”

(l) Section 3.4(a) is hereby amended and restated in its entirety as follows:

“(a) The Borrower may at any time and from time to time prepay the Loans made to it and the Reimbursement Obligations in respect of Letters of Credit issued for its account, in whole or in part, subject to subsection 3.12, without premium or penalty, upon at least three Business Days’ irrevocable notice by the Borrower to the Administrative Agent (in the case of Eurocurrency Loans), and at least one Business Day’s irrevocable notice by the Borrower to the Administrative Agent (in the case of (x) ABR Loans other than Swing Line Loans and (y) Reimbursement Obligations) or same day irrevocable notice by the Borrower to the Administrative Agent (in the case of Swing Line Loans). Such notice shall specify the date and amount of prepayment and whether the prepayment is (i) of Term Loans (and, if the prepayment is of Term Loans, whether the prepayment is of Non-Extended Term Loans on a better than pro rata basis as compared to the Extended Term Loans), Revolving Loans or Swing Line Loans, or a combination thereof, and (ii) of Eurocurrency Loans, ABR Loans or a combination thereof, and, if a combination thereof, the principal amount allocable to each and, in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurocurrency Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to subsection 3.12 and accrued interest to such date on the amount prepaid. Partial prepayments of Loans and Reimbursement Obligations pursuant to this subsection 3.4(a) shall be applied (A) in the case of partial prepayments of Term Loans, to the respective installments of principal of such Term Loans in such order as the Borrower may direct; provided that prior to the date on which all Non-Extended Term Loans have been repaid in full, the Borrower shall not apply any such prepayments to installments due on any date following the Non-Extended Term Loan Maturity Date, and (B) in the case of partial prepayments of other Loans and Reimbursement Obligations, first, to payment of the Swing Line Loans then outstanding, second, to payment of the Revolving Loans then outstanding, third, to payment of any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the Administrative Agent. Partial prepayments pursuant to this subsection 3.4(a) shall be in multiples of $1.0 million; provided that, notwithstanding the foregoing, any Loan may be prepaid in its entirety. The Borrower shall prepay all Swing Line Loans then outstanding simultaneously with each borrowing of Revolving Loans.”

(m) Section 3.8(a) is hereby amended by replacing the second sentence thereof with the following:

“Each payment (including each prepayment) by the Borrower on account of principal of and interest on any Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of the Loans then held by the respective Lenders; provided that, (i) in the case of an optional prepayment of Term Loans pursuant to Section 3.4(a) (but, for the avoidance of doubt, not in the case of any mandatory prepayment pursuant to Section 3.4(b) or (c)), the Borrower shall be permitted to apply such amounts to Non-Extended Term Loans on a better than pro-rata basis as compared to Extended Term Loans and (ii) the foregoing shall not apply to, or restrict, (A) the payment in full of the Non-Extended Term Loans on the Non-Extended Term Loan Maturity Date or (B) the payment of interest on any tranche of Loans based on the Applicable Margin applicable to such tranche.”

(n) Exhibit A is hereby amended and restated in its entirety in the form attached as Exhibit A hereto;

(o) Exhibit H-3 to the Credit Agreement is hereby amended by replacing the first paragraph thereof with the following:

“FOR VALUE RECEIVED, the undersigned, HD SUPPLY, INC., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to             (the “Lender”) and its successors and assigns, at the office of Merrill Lynch Capital Corporation, 4 World Financial Center, 250 Vesey Street, New York, New York 10080, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a)                                 DOLLARS ($             ) and (b) the aggregate unpaid principal amount of the Loan made by the Lender to the undersigned pursuant to subsection 2.5(a) of the Credit Agreement referred to below, which sum shall be payable in accordance with subsection 2.6(b) of the Credit Agreement, commencing on December 31, 2007 and thereafter in consecutive quarterly installments on each March 31, June 30, September 30 and December 31 and on the [Extended Term Loan Maturity Date] [Non-Extended Term Loan Maturity Date] [Note: Insert Extended Term Loan Maturity Date if the Note evidences Extended Term Loans, and the Non-Extended Term Loan Maturity Date if the Note evidences Non-Extended Term Loans], each such installment to be in an amount (subject to adjustment as provided therein) equal to the Lender’s Term Loan Percentage of the amount set forth next to the applicable installment date in such subsection 2.6(b) (or, if less in any case, the aggregate amount of the Term Loans then outstanding).”

SECTION TWO Extensions of Term Loans. Upon execution of this Amendment No. 3 by a Term Loan Lender and the indication on such signature page that such Term Loan Lender elects to extend the maturity of all of the Term Loans held by such Term Loan Lender to the Extended Term Loan Maturity Date, all of the Term Loans held by such Term Loan Lender shall be converted to Extended Term Loans as of the Third Amendment Effective Date.

SECTION THREE Conditions to Effectiveness. This Amendment No. 3 shall become effective on the date on which each of the following conditions is satisfied (the “Third Amendment Effective Date”):

(i)	The Administrative Agent shall have received (a) a counterpart of this Amendment No. 3 executed by the Borrower and each of the Guarantors, (b) a counterpart of this Amendment No. 3 executed by a number of Lenders sufficient to constitute the Supermajority Lenders and (c) a written consent to this Amendment No. 3 from THD;

(ii)	The Administrative Agent shall have received a favorable written opinion of Debevoise & Plimpton LLP, counsel to the Borrower, addressed to the Administrative Agent, Collateral Agent and each Lender, dated the Third Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent;

(iii)	The Administrative Agent shall have received (a) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each applicable Subsidiary Guarantor relating thereto) and (b) if any such Mortgaged Property is located in a special flood hazard area, evidence of flood insurance to the extent required pursuant to the Credit Agreement;

(iv)	Banc of America Securities LLC (the “Arranger”) shall have received all fees and expenses due it pursuant to that certain engagement letter by and between the Arranger and the Borrower; and

(v)	The Administrative Agent shall have received payment of a consent fee on behalf of each Term Loan Lender consenting to this Amendment No. 3 and agreeing to extend its Term Loans in an amount equal to 0.35% of the aggregate amount of Term Loans converted by such Lender into Extended Term Loans.

The effectiveness of this Amendment No. 3 (other than Sections Eight, Nine and Ten hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Five hereof.

SECTION FOUR Post-Effective Provisions. The Borrower covenants that it shall deliver to the Administrative Agent or Collateral Agent, as applicable:

(i)	With respect to each Mortgage encumbering Mortgaged Property, an amendment thereof (each a “Mortgage Amendment”) providing notice to third parties of this Amendment No. 3, setting forth such changes as reasonably required by local counsel and Collateral Agent and if required under applicable law, setting forth the Extended Term Loan Maturity Date; which Mortgage Amendment shall be duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;

(ii)	With respect to each Mortgage Amendment (except any Mortgage Amendment relating to Mortgaged Property located in Texas), an endorsement to the existing mortgagee title insurance policy (collectively, the “Mortgage Policy”) issued with respect to each Mortgage encumbering such Mortgaged Property, which indicates as of the date of such endorsement that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances subject only to Permitted Liens (as defined in the applicable Mortgage);

(iii)	With respect to each Mortgage Amendment relating to Mortgaged Property located in Texas, an endorsement to the existing mortgagee title insurance policy (collectively, the “Texas Mortgage Policy”) issued with respect to each Mortgage encumbering such Mortgaged Property, in the form of the Texas Land Title Association T-38 Modification Endorsement, together with a title update search with respect to such Mortgaged Property, which indicates as of the date of such title update search that such Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances subject only to Permitted Liens (as defined in the applicable Mortgage);

(iv)	With respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (a) shall be addressed to the Administrative Agent, the Collateral Agent and each of the Secured Parties, (b) shall cover the enforceability of the respective Mortgage as amended by the Mortgage Amendment and such other matters incident to the transactions contemplated herein as Collateral Agent may reasonably request and (c) shall be in form and substance reasonably satisfactory to Collateral Agent;

(v)	With respect to each Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the Title Insurance Company to issue the Mortgage Policies and the Texas Mortgage Policies contemplated in subparagraphs (ii) and (iii) of this Section Four; and

(vi)	Evidence reasonably acceptable to the Collateral Agent of payment by the Loan Parties of all applicable title insurance premiums, search and examination charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and issuance of the endorsements to Mortgage Policies and Texas Mortgage Policies referred to in subparagraphs (ii) and (iii) of this Section Four.

The applicable Loan Parties shall deliver or cause to be delivered each of the documents and instruments required pursuant to this Section Four within sixty (60) days after the Third Amendment Effective Date, unless extended by the Administrative Agent in its reasonable discretion.

SECTION FIVE Representations and Warranties. In order to induce the Lenders party hereto to enter into this Amendment No. 3, each Loan Party represents and warrants to each of the Lenders that as of the date hereof and as of the Third Amendment Effective Date:

(a) the execution, delivery and performance by such Loan Party of this Amendment No. 3 are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(b) this Amendment No. 3 constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(c) no Default or Event of Default has occurred and is continuing; and

(d) all of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date or period, as of such specific date or period).

SECTION SIX Acknowledgment and Consent. Each of Holding and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment No. 3 and consents to the amendments of the Credit Agreement effected pursuant to this Amendment No. 3. Each of Holding, the Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each of Holding and each Guarantor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment No. 3.

Each of Holding and each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 3, Holding or such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment No. 3 and (ii) nothing in the Credit Agreement, this Amendment No. 3 or any other Loan Document shall be deemed to require the consent of Holding or such Guarantor to any future amendments to the Credit Agreement.

SECTION SEVEN Reference to and Effect on the Credit Agreement. On and after giving effect to this Amendment No. 3, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 3. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 3, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as an amendment of any provision of any of the Loan Documents.

SECTION EIGHT Costs and Expenses. Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Amendment No. 3 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

SECTION NINE Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

SECTION TEN Governing Law. THIS AMENDMENT NO. 3 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT

MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION ELEVEN Authorization to Enter into the Amendment No. 3. By executing and delivering this Amendment, (i) the Supermajority Lenders hereby authorize and direct the Administrative Agent to execute and deliver this Amendment No. 3 and (ii) the Supermajority Lenders hereby acknowledge and agree that the provisions of Section 9.7 of the Credit Agreement will apply, mutatis mutandis, to the activities of the Administrative Agent in connection with this Amendment No. 3.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

BORROWER:	HD SUPPLY, INC.,
as Borrower

	By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Senior Vice President, Strategic Business Development

HOLDING:	HDS HOLDING CORPORATION

	By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

GUARANTORS:	BRAFASCO HOLDINGS II, INC.

	By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

BRAFASCO HOLDINGS, INC.

	By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

COX LUMBER CO.

	By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

CREATIVE TOUCH INTERIORS, INC.

	By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY FACILITIES MAINTENANCE GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY FASTENERS & TOOLS, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY GP & MANAGEMENT, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY MANAGEMENT, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY PLUMBING/HVAC GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY UTILITIES GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY WATERWORKS GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HSI IP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

SUNBELT SUPPLY CANADA, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

WHITE CAP CONSTRUCTION SUPPLY, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

WORLD-WIDE TRAVEL NETWORK, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD BUILDER SOLUTIONS GROUP, LLC
By:	HD Supply GP & Management, Inc., its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY SUPPORT SERVICES, INC.

By:	/s/ Nigel Andre
Name:	Nigel Andre
Title:	Vice President and Treasurer

HD SUPPLY DISTRIBUTION SERVICES, LLC
By:	HD Supply GP & Management, Inc., its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY REPAIR & REMODEL, LLC
By:	HD Supply GP & Management, Inc., its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

PROVALUE, LLC
By:	HD Supply Support Services, Inc., its managing member

By:	/s/ Nigel Andre
Name:	Nigel Andre
Title:	Vice President and Treasurer

SOUTHWEST STAINLESS, L.P.
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

WILLIAMS BROS. LUMBER COMPANY, LLC
By:	HD Supply GP & Management, Inc., its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY CONSTRUCTION SUPPLY, LTD.
By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY ELECTRICAL, LTD.
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY FACILITIES MAINTENANCE, LTD.
By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY HOLDINGS, LLC
By:	HD Supply GP & Management, Inc., its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY PLUMBING/HVAC, LTD.
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY UTILITIES, LTD.
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY WATERWORKS, LTD.
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

MADISON CORNER, LLC
By:	Cox Lumber Co.,
its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

PARK-EMP, LLC
By:	Cox Lumber Co.
its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
Name:	Ricardo Nunez
Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent

By:	/s/ Christopher DiBiase
Name:	Christopher DiBiase
Title:	Vice President

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

UBS Loan Finance LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ April Varner-Nanton
Name:	April Varner-Nanton
Title:	Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

PNC Bank, National Association

By:	/s/ D. Allison Rivera
Name:	D. Allison Rivera
Title:	Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Taipei Fubon Commercial Bank Co., Ltd.

By:	/s/ Michael Tan
Michael Tan
Vice President and Deputy General Manager

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

C.M. Life Insurance Company
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Suntrust Bank

By:	/s/ Mike Knuckles
Name:	Mike Knuckles
Title:	Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Elaine Crowley
Name:	Elaine Crowley
Title:	Authorised Signatory

By:	/s/ David Rafferty
Name:	David Rafferty
Title:	Authorised Signatory

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

TORONTO DOMINION (TEXAS) LLC

By:	/s/ Victor J. Huebner
Name:	Victor J. Huebner
Title:	Authorized Signing Officer

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Mizuho Corporate Bank Ltd

By:	/s/ Robert Gallagher
Name:	Robert Gallagher
Title:	Authorized Signatory

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

The Bank of Nova Scotia

By:	/s/ Todd Meller
Name:	Todd Meller
Title:	Managing Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

PAUL F. GLENN REVOCABLE TRUST, U/A/D 08-22-90

By:	/s/ K. Leonard Judson
Name:	K. Leonard Judson
Title:	Co-Trustee

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

GLENN FOUNDATION FOR MEDICAL RESEARCH, INC

By:	/s/ K. Leonard Judson
Name:	K. Leonard Judson
Title:	Co-Trustee

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Managing Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Merrill Lynch Capital Corporation

By:	/s/ Don Burkitt
Name:	Don Burkitt
Title:	Senior Vice President

☐	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

AF III US 3D Holdings, L.P.

By:	/s/ Matt Cwiertnia
Name:	Matt Cwiertnia
Title:	Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

The Bank of East Asia, Limited, New York Branch

By:	/s/ Kenneth Pettis
Name:	Kenneth Pettis
Title:	Senior Vice President

By:	/s/ Kitty Sin
Name:	Kitty Sin
Title:	Senior Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dianne W. Dales
Name:	Dianne W. Dales
Title:	Assistant Vice President

By:	/s/ Peter S. Fiek
Name:	Peter S. Fiek
Title:	Assistant Secretary

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Yoshihiro Hyakutome
Name:	Yoshihiro Hyakutome
Title:	General Manager

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

CIM VI, L.L.C.
By:	GSO Capital Partners LP as Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

CITRON INVESTMENT CORPORATION
By:	GSO Capital Partners LP as Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

GSO CO-INVESTMENT PARTNERS, LLC
By:	GSO Capital Partners LP as Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

MONUMENT PARK CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

RiverSource Bond Series, Inc. – RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

RiverSource Institutional Leveraged Loan Fund II, L.P.

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

ING LIFE INSURANCE AND ANNUITY COMPANY

By:	ING Investment Management LLC, as Agent

By:	/s/ Christopher P. Lyons
Name:	Christopher P. Lyons
Title:	Senior Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	ING Investment Management LLC, as Agent

By:	/s/ Christopher P. Lyons
Name:	Christopher P. Lyons
Title:	Senior Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Wells Fargo Bank NA

By:	/s/ Ross Berger
Name:	Ross Berger
Title:	SVP

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

First Commercial Bank, Los Angeles Branch

By:	/s/ Wen-Han Wu
Name:	Wen-Han Wu
Title:	Deputy General Manager

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ David Cagle
Name:	David Cagle
Title:	Managing Director

By:	/s/ Brian Myers
Name:	Brian Myers
Title:	Managing Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

RAYMOND JAMES BANK, FSB

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

BMO Capital Markets Financing Inc.

By:	/s/ Scott W. Morris
Name:	Scott W. Morris
Title:	Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Iowa Public Employees’ Retirement System

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ James C. Fifield
Name:	James C. Fifield
Title:	Assistant General Counsel

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Los Angeles County Employees Retirement Association

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ James C. Fifield
Name:	James C. Fifield
Title:	Assistant General Counsel

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

State Board of Administration of Florida

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ James C. Fifield
Name:	James C. Fifield
Title:	Assistant General Counsel

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Principal Life Insurance Company

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ James C. Fifield
Name:	James C. Fifield
Title:	Assistant General Counsel

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Principal Funds, Inc. – High Quality Intermediate-Term Bond Fund (f/k/a Principal Investors Fund, Inc. – High Quality Intermediate Term Bond Fund)

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ James C. Fifield
Name:	James C. Fifield
Title:	Assistant General Counsel

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Principal Life Insurance Company (d/b/a PLIC-High Quality Intermediate Bond Separate Account)

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ James C. Fifield
Name:	James C. Fifield
Title:	Assistant General Counsel

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Principal Global Strategic Income Fund

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ James C. Fifield
Name:	James C. Fifield
Title:	Assistant General Counsel

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Deutsche Bank AG London Branch

By:	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

By:	/s/ Deirdre D. Cesario
Name:	Deirdre D. Cesario
Title:	Assistant Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Erste Bank Der Oesterreichischen Sparkassen AG

By:	/s/ John Fay
Name:	John Fay
Title:	Director

By:	/s/ Bryan Lynch
Name:	Bryan Lynch
Title:	Executive Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Midland National Life Insurance Company

By:	Guggenheim Partners Asset Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

North American Company for Life and Health Insurance

By:	Guggenheim Partners Asset Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

NYLIAC Separate account 70_A01

By:	Guggenheim Partners Asset Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Barclays Bank PLC

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Diane S. Griswold
Name:	Diane S. Griswold
Title:	Second Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Regions Bank

By:	/s/ Olesya Wagoner
Name:	Olesya Wagoner
Title:	Vice President

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Mega International Commercial Bank Co., Ltd. New York Branch

By:	/s/ Priscilla Hsing
Name:	Priscilla Hsing
Title:	VP & DGM

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Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Conseco Life – FHLBI Match Book Asset

By:	/s/ Jesse Horsfall
Name:	Jesse Horsfall
Title:	SVP – Authorized Signor

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Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

CITIBANK, N.A.

By:	/s/ Brian Blessing
Name:	Brian Blessing
Title:	Attorney-in-Fact

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Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

VENTURE VI CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
Name:	Frederick H. Taylor
Title:	Managing Director

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Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

VENTURE VII CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
Name:	Frederick H. Taylor
Title:	Managing Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

VENTURE VIII CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
Name:	Frederick H. Taylor
Title:	Managing Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

VENTURE IX CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
Name:	Frederick H. Taylor
Title:	Managing Director

☒	Check this box to elect to extend all Term Loans held by Lender signing above

Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

BANK HAPOALIM B.M.

By:	/s/ Frederick S. Becker
Name:	Frederick S. Becker
Title:	Senior Vice President

By:	/s/ James P. Surless
Name:	James P. Surless
Title:	Vice President

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Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Banco Popular de Puerto Rico

By:	/s/ Hector J. Gonzalez
Name:	Hector J. Gonzalez
Title:	Vice President

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Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

DZBANK AG
Deutsche Zentral-Genossenschaftsbank Frankfurt am Main New York Branch

By:	/s/ Paul Fitzpatrick
Name:	Paul Fitzpatrick
Title:	Vice President

By:	/s/ Oliver Hildenbrand
Name:	Oliver Hildenbrand
Title:	Senior Vice President

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Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

Progressive Investment Company, Inc.

By:	/s/ William Cody
Name:	William Cody
Title:	Chief Investment Officer

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Signature Page to Amendment No. 3

The undersigned, an existing Lender under the Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 3 to Credit Agreement and the Credit Agreement (as amended by Amendment No. 3) and (ii) elects, by checking the box below, to extend the maturity of all of the Term Loans held by it to the Extended Term Loan Maturity Date:

BANK OF AMERICA, N.A.

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M. Barnes
Title:	Vice President

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EXHIBIT A TO

CREDIT AGREEMENT

FORM OF ASSIGNMENT AND ACCEPTANCE

Reference is made to the Credit Agreement, dated as of August 30, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among HDS ACQUISITION SUBSIDIARY, INC., a Delaware corporation, (the rights and obligations of which have been assumed by HD SUPPLY, INC., a Delaware corporation) (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL CORPORATION, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders, JPMORGAN CHASE BANK, N.A., as Issuing Lender and LEHMAN BROTHERS INC. and J.P. MORGAN SECURITIES INC., as Co-Syndication Agents. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                                 (the “Assignor”) and                                 (the “Assignee”) agree as follows:

1.	The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Transfer Effective Date (as defined below), an interest (the “Assigned Interest”) as set forth in Schedule 1 in and to the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents with respect to those credit facilities provided for in the Credit Agreement as are set forth on Schedule 1 (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1.

2.

The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the Assigned Interest and that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note(s), if any, held by it evidencing the Assigned Facilities [and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facilities) a new Note or Notes payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective Date)1].

3.	The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in subsection 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) hereby affirms the acknowledgements and representations of such Assignee as a Lender contained in subsection 9.6 of the Credit Agreement; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to subsection 10.16 of the Credit Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsection 3.11(b) of the Credit Agreement.

4.	The effective date of this Assignment and Acceptance shall be , 20[ ] (the “Transfer Effective Date”). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to subsection 10.6 of the Credit Agreement, effective as of the Transfer Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

5.	Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned

[1]	should only be requested when specifically required by the Assignee and/or the Assignor, as the case may be.

Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Transfer Effective Date or accrued subsequent to the Transfer Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Transfer Effective Date or with respect to the making of this assignment directly between themselves.

6.	From and after the Transfer Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, but shall nevertheless continue to be entitled to the benefits of subsections 3.10, 3.11, 3.12 and 10.5 and the obligations of Section 3.13 thereof.

7.	Notwithstanding any other provision hereof, if the consents of any Borrower and the Administrative Agent hereto are required under subsection 10.6 of the Credit Agreement, this Assignment and Acceptance shall not be effective unless such consents shall have been obtained.

8.	THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

SCHEDULE 1 to the

Assignment and Acceptance

Re: Credit Agreement, dated as of August 30, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among HDS ACQUISITION SUBSIDIARY, INC., a Delaware corporation (the rights of obligations of which have been assumed by HD SUPPLY, INC., a Delaware corporation) (the “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), MERRILL LYNCH CAPITAL CORPORATION, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders, JPMORGAN CHASE BANK, N.A., as Issuing Lender and LEHMAN BROTHERS INC. and J.P. MORGAN SECURITIES INC., as Co-Syndication Agents.

Name of Assignor:

Name of Assignee:

Transfer Effective Date of Assignment:

(1) Credit Facility Assigned	Aggregate Amount of Commitment/Loans under Credit Facility for all Lenders	Amount of Commitment/Loans under Credit Facility Assigned
1. Revolving Facility	. %

2. Term Facility

Extended Term Loans

Non-Extended Term Loans

[NAME OF ASSIGNEE]	[NAME OF ASSIGNOR]

By:	By:
Name:	Name:
Title:	Title:

Accepted for recording in the Register:	Consented To:
MERRILL LYNCH CAPITAL CORPORATION	[BORROWER]

By:	By:
Name:	Name:
Title:	Title:

MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent

By:
Name:
Title: